Exhibit No. 10.31

                 SETTLEMENT AGREEMENT AND GENERAL MUTUAL RELEASE

         This Settlement Agreement and Release ("Settlement Agreement") is by

and between American Direct Credit LLC ("ADC"), on the one hand, and Fidelity

Federal Bank, a Federal Savings Bank ("Fidelity"), on the other hand. (ADC and

Fidelity are collectively referred to as the "Parties"). This Settlement

Agreement is entered into as of this ___ day of December, 1998. The Parties agree and state as follows:

                                    RECITALS

         A. On or about March 5, 1997 ADC and Fidelity entered into a contract entitled "American Direct Credit Bankcard Program Agreement" (the "Agreement").

Under the terms and provisions of the Agreement, ADC was to provide certain credit card processing functions and to provide for collection on credit card accounts for credit cards issued by Fidelity to credit card holders who were solicited by a network of dealers enlisted by ADC to market such credit cards.

ADC agreed, under the terms of the Agreement, to be responsible for one hundred percent (100%) of all credit card losses in connection with the program. The

Agreement further provided for quarterly adjustments to the contractually required loss reserves and specified certain procedures for changes in underwriting standards for credit card issuance.

         B. During late summer and early fall of 1998, disputes arose between

ADC and Fidelity in connection with the Agreement. Fidelity asserted that the reserve levels established under the Agreement pursuant to reports submitted by

ADC were inaccurate and insufficient to cover expected credit losses. In addition, Fidelity asserted that ADC had not been making timely payments as to delinquent accounts which, in accordance with the terms and provisions of the

Agreement, ADC was required to purchase after the same became 152 days delinquent. ADC denied that reserves were insufficient and inadequate and further denied that it had any obligation to purchase delinquent accounts at the time and in the manner asserted by Fidelity.

         C. On October 2, 1998 ADC filed suit in the United States District

Court, for the District of Idaho, said suit being entitled "AMERICAN DIRECT

CREDIT LLC, A NEVADA LIMITED LIABILITY COMPANY, PLAINTIFF, V. FIDELITY FEDERAL

BANK, A FEDERAL SAVINGS BANK, DEFENDANT." bearing Case No. CIV 98-0391-BLW) (the

"Action"). In said Action ADC purported to state claims for breach of contract,

unfair competition, unfair trade practices and injunctive relief. Among other things, ADC asserted that the reserves established under the Agreement were sufficient and satisfactory, that Fidelity was improperly attempting to unilaterally change the terms and provisions of the Agreement and the manner in which the Parties had operated under the Agreement and that Fidelity was acting for a number of improper reasons and based upon a number of improper motives.

ADC sought a temporary restraining order in connection with the filing of its

Complaint. Reference is made to the Complaint herein and the application for a temporary restraining order and the same are incorporated by reference herein,

solely for purposes of describing the nature and scope of ADC's claims. The

Action has not been formally served upon Fidelity, although Fidelity has appeared in and defended the Action.

         D. A temporary restraining order was issued by the above-described

Court on October 6, 1998. In general, the temporary restraining order enjoined

Fidelity from implementing a termination of the Agreement premised upon ADC's asserted insolvency and enjoined any increase in reserve rates. Thereafter, the

Parties conducted discovery and submitted affidavits, declarations, deposition extracts and briefs in connection with ADC's application to the Court for issuance of a preliminary injunction. On October 23, 1998 the Court issued a

Memorandum Decision and Order and a Preliminary Injunction, the latter being conditioned, as to effectiveness, on the posting of a $2 million bond by ADC.

ADC's application for a preliminary injunction and the filings by ADC and

Fidelity in pursuit of and opposition to such application, together with the

Memorandum Decision and Order issued by the Court are incorporated herein by reference, solely for purposes of further describing the nature and scope of the claims of the Parties hereto.

         E. Following its review of the Memorandum Decision and Order, and the accompanying preliminary injunction, ADC approached Fidelity in order to initiate settlement negotiations. Such settlement negotiations proceeded through

October 30, 1998, at which time ADC and Fidelity entered into and executed an agreement entitled "Settlement Term Sheet." This Settlement Agreement is one of

the documents prepared to implement such settlement.

         F. Without admitting any liability whatsoever, and in order to eliminate the expense and uncertainty of litigation, the Parties desire to enter into this Settlement Agreement in order to mutually and fully resolve their differences and the Action consistent with the Settlement Term Sheet.


                                    AGREEMENT


         In consideration of the mutual covenants and agreements set forth below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. CONSIDERATION

         This Settlement Agreement is made in consideration of the reciprocal promises of the Parties set forth in Amendment No. 1 to American Direct Credit

Bankcard Program Agreement ("Amendment") entered into contemporaneously with this Settlement Agreement by ADC and Fidelity. In addition, ADC's contractual undertaking, under the circumstances specified in the Amendment, to pay Fidelity the sum of $300,000 currently placed up as a cash bond in connection with the temporary restraining order issued in the above-described Action, forms further consideration for this Settlement Agreement.

2.       EFFECTIVE DATE

         Absent a material breach of the Amendment which terminates the settlement contemplated hereby in accordance with the terms and provisions of the Amendment, this Settlement Agreement, and the releases contained herein,

shall become effective upon the earlier of 11:59 p.m. December 31, 1998 or the closing and consummation of an all cash sale of the credit card account and receivable portfolio owned by Fidelity and created through the credit card issuance program established by the Agreement (the "Portfolio"), in which latter event this Settlement Agreement and the releases contained herein shall become effective simultaneously with the closing and consummation of such sale of the

Portfolio. The executed counterparts of this Settlement Agreement shall be retained, in trust, by counsel for the respective parties, until the occurrence of either such event and thereafter shall be immediately delivered by such counsel to counsel for the opposing Party. In the event of a material breach of the Agreement, as amended by the Amendment, this Settlement Agreement, at the option of the non-breaching party, shall terminate and there will be no exchange of counterpart signed originals of this Settlement Agreement. Upon becoming effective, this Settlement Agreement, and the releases contained herein, shall apply to all facts, events, happenings and occurrences which have transpired on or before December 31, 1998.

3. GENERAL MUTUAL RELEASES

         A. Except for the provisions of the Agreement, as modified by the

Amendment, that are to survive a termination of the Agreement pursuant to

Section 13A thereof (as so modified), and except to enforce any provisions of this Settlement Agreement, Fidelity hereby releases, acquits, waives and forever discharges ADC, its respective current and former members, and its respective current and former managers, directors, members, officers and employees, each solely in their capacities as such, and its successors and predecessors, of and from any and all known and unknown past, present and future charges, claims,

complaints, actions, causes of action, liabilities, obligations, promises,

agreements, controversies, rights, damages, debts, costs, losses of services,

attorneys' fees, expenses and compensation of any nature whatsoever, through the date of this Settlement Agreement including but not limited to each and all of the matters described in Recitals A through D hereof and each and all of the matters which were asserted or which could have been asserted in the litigation identified in Recital C hereof.

         B. Except for the provisions of the Agreement, as modified by the

Amendment, that are to survive a termination of the Agreement pursuant to

Section 13A thereof (as so modified), and except to enforce any provisions of this Settlement Agreement, ADC hereby releases, acquits, waives and forever discharges Fidelity, its respective current and former shareholders, and its respective current and former directors, members, officers and employees, each solely in their capacities as such, and its successors and predecessors, of and from any and all known and unknown past, present and future charges, claims,

complaints, actions, causes of action, liabilities, obligations, promises,

agreements, controversies, rights, damages, debts, costs, losses of services,

attorneys' fees, expenses and compensation of any nature whatsoever, through the date of this Settlement Agreement including but not limited to each and all of the matters described in Recitals A through D hereof and each and all of the matters which were asserted or which could have been asserted in the litigation identified in Recital C hereof.

         C. The foregoing releases extend to all claims and causes of action,

whether claimed or suspected by the Parties hereto, arising on or before the date hereof. The Parties and each of them, waive each and all of the provisions of California Civil Code section 1542 which reads as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT

         KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE

         RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS

         SETTLEMENT WITH THE DEBTOR.

         It is expressly understood and agreed by the Parties that the facts with respect to which this Settlement Agreement is made and given may hereinafter turn out to be other than or different from the facts now known or believed to be true, and the Parties hereto each expressly assume a risk of the facts turning out to be so different and agree that this Settlement Agreement shall be in all respects effective and not subject to termination or rescission by reason of any difference in the facts. The Parties further acknowledge and agree that these waivers of rights under Civil Code section 1542 have been separately bargained for and are essential and material terms of this Settlement

Agreement.

4. DISMISSAL OF ACTION

         Contemporaneously herewith ADC and Fidelity shall execute a Stipulation

Re Dismissal and [Proposed] Order for Dismissal with prejudice of the entire

Action identified in Recital C. The executed original of such document will be held for presentation to and execution by the Court by counsel for Fidelity until after this Settlement Agreement, and the included releases, have become effective, at which time it will be presented to the Court. The Stipulation Re

Dismissal and [Proposed] Order for Dismissal with prejudice of the entire Action shall not be presented to the Court should this Settlement Agreement terminate.

5. NO ADMISSION OF WRONGDOING OR LIABILITY

         This Settlement Agreement is not to be construed as evidence or an admission of any alleged wrongdoing or liability by any Party to this Settlement

Agreement. Such liability is expressly denied by Fidelity and ADC.

6.       ATTORNEYS FEES AND LITIGATION COSTS

         A. Each Party shall bear its own costs and attorneys' fees incurred in connection with the Action and in negotiating and finalizing this Settlement

Agreement.

         B. In any litigation between the Parties to declare the rights or to enforce the provisions in this Settlement Agreement, the Party prevailing in the litigation, whether at trial, arbitration, or on appeal, shall be awarded its costs and expenses (including experts) of suit, including, without limitation, a reasonable sum for attorneys' fees incurred in such litigation. The term

"prevailing party" as used in this Section of this Settlement Agreement shall not be limited to a prevailing plaintiff Party, but shall also include, without limitation, any Party who is made a defendant in litigation in which damages or other relief or both may be sought against such Party and a final judgment or dismissal or decree is entered in such litigation in favor of such Party defendant. Attorneys' fees incurred in enforcing any judgment or order rendered in connection with the interpretation or enforcement of this Settlement

Agreement ("Judgment") are recoverable by the Party in whose favor such Judgment or award is rendered, as a separate item of damages. The provisions of this

Section are severable from the other provisions of this Settlement Agreement and shall survive any such Judgment or award, and the provisions of this Section shall not be deemed merged into any such Judgment or award.

7. MISCELLANEOUS PROVISIONS

         A. Each of the Parties warrants and represents that it has not made or suffered to be made any assignment, subrogation, hypothecation or other disposition of any claim, right, title, interest, demand, obligation or cause of action it may possess as against any other party to this Settlement Agreement.

         B. Each person signing this Settlement Agreement as the agent,

representative, member, or officer of a business entity hereby warrants and represents that he is fully authorized to enter into this Settlement Agreement on behalf of the business entity.

         C. This Settlement Agreement, when fully executed, constitutes and is intended as an "integrated" and final expression and a complete and exclusive statement of the understanding and agreement between the Parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the Parties hereto. No modification, amendment, supplementation, waiver or termination of this

Settlement Agreement shall be binding unless executed in writing by the Party to be bound thereby.

         D. This Settlement Agreement shall be signed in counterparts, each of which, once they are executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

         E. This Settlement Agreement shall be binding upon and inure to the benefit of the successor and assigns of each of the Parties.

         F. This Settlement Agreement shall in all respects be interpreted,

enforced and governed by and under the internal laws of the State of California.

         G. The Parties agree to execute any other and further documents necessary or appropriate to implement this Settlement Agreement, including but not limited to any documents which might require revision or modification for filing with or acceptance by the Court.

         IN WITNESS WHEREOF, ADC and Fidelity have caused their duly authorized representatives to execute and enter into this Settlement Agreement.



AMERICAN DIRECT CREDIT LLC                  FIDELITY FEDERAL BANK



By:   /S/ KENT F. IVANOFF                   By:   /S/ MARK K. MASON
     --------------------------------            -------------------------------
          Kent F. Ivanoff                             Mark K. Mason

Its:     PRESIDENT                          Its:    CHIEF EXECUTIVE OFFICER
     --------------------------------            -------------------------------

APPROVED AS TO FORM:

STOEL RIVES LLP                             GIBSON, DUNN & CRUTCHER LLP



By:   /S/ THOMAS A. BANDUCCI                By:   /S/ DEAN STERN
      -------------------------------             ------------------------------
          Thomas A. Banducci                          Dean Stern

Attorneys for Plaintiff                     Attorneys for Defendant
American Direct Credit LLC                  Fidelity Federal Bank